EXHIBIT 10.03

                        AMENDMENT
                 TO EMPLOYMENT AGREEMENT
                 DATED NOVEMBER 19, 1993




         Reference is made to the Executive Employment Agreement dated as of November 19, 1993 as amended on February 8, 1995 (the "Agreement") by and between J. Baker, Inc. and Dennis B. Tishkoff. Pursuant to paragraph 19 of the Agreement and in order to further amend certain provisions of the Agreement, the Agreement is hereby further amended as follows:

         1.      Paragraph 3 of the Agreement entitled
"Compensation" is hereby amended by deleting the figure "$255,000" in the second line thereof and inserting in its place the figure
"$270,000".

         2. Paragraph 6 of the Agreement is hereby amended by deleting the phrase "ending on November 19, 1995" in the fifth line thereof and inserting in its place the phrase "ending on April 1, 1997".

         3. All other terms of the Agreement shall remain unchanged and continue in full force and effect.




J. BAKER, INC.




      /s/Jerry M. Socol                       April 25, 1995
      -----------------------------           ---------------------
By:      Jerry M. Socol                       Date
         President and
         Chief Executive Officer




      /s/Dennis B. Tishkoff                   April 25, 1995
      ----------------------------            ---------------------
         Dennis B. Tishkoff                   Date